Supplement Dated September 15, 2010 to

Prospectus Dated May 1, 2010 for Access XL
Prospectus Dated May 1, 2010 for Rewards Elite
Issued By
Protective Life Insurance Company
Protective Variable Annuity Separate Account

Prospectus Dated May 1, 2010 for Access XL NY
Prospectus Dated May 1, 2010 for Rewards Elite NY
Issued By
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity prospectus for the Protective Access XL, Rewards Elite, Access XL NY and Rewards Elite NY variable annuity contracts (the “Contracts”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

As of September 1, 2010, the required minimum Contract Value for the Contracts remaining after a partial surrender is $5,000 instead of $25,000.  The minimum initial Purchase Payment remains $25,000, however.

Accordingly, in the section entitled “Partial Surrender”, the first sentence is revised to the following:

“At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $5,000.”

In addition, in the section entitled “Partial Automatic Withdrawals”, the first two sentences of the fourth  paragraph are revised as follows:

“If any partial surrender withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again.”